Cash and cash equivalents	12 Months Ended
Mar. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalents consist of cash and bank accounts and are payable on demand. The bank accounts earn interest at various rates which differ by account. The deposits consist of highly liquid money market instruments, with withdrawal periods of no more than 3 months.

(EUR thousand)	As of March 31
Cash and cash equivalents	2022	2021	2020
Deposits	3,438	63,036	84,884
Cash and bank balances	48,252	119,747	141,255
Total	51,690	182,783	226,139
The fair value of cash and cash equivalents approximates its carrying value due to its short term nature.
Please refer to Note 26 related to the pledge of cash on hand.